UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
March 2, 2022
Date of Report (date of earliest event reported)
COPART, INC.
(Exact name of registrant as specified in its charter)

Delaware		000-23255		94-2867490
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

14185 Dallas Parkway	Suite 300	Dallas	Texas	75254
(Address of principal executive offices, including zip code)
(972) 391-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CPRT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 to Form 8-K (this "Amendment") is being filed to amend, replace, and supersede in its entirety the 8-K filed by Copart, Inc. (the "Company"), which was originally filed with the Securities and Exchange Commission on February 16, 2022 (the "First 8-K"). In the First 8-K, $374.9 million of Treasury Bills were shown in cash equivalents, but should instead have been presented as short-term investments on the consolidated balance sheet. Furthermore, the Company should have shown a purchase of held to maturity securities in the investing section of the statement of cash flows for $374.9 million. The reclassified entries for these items are presented in this Amendment.
Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition
The following information and the exhibit attached hereto as Exhibit 99.1 are intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information and the exhibit attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing, except as shall be expressly set forth by specific reference in such filing.
On February 16, 2022, Copart, Inc. issued a press release announcing its financial results for the second quarter of fiscal year 2022, which ended January 31, 2022. The full text of the press release is furnished herewith as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press release, dated February 16, 2022 of Copart, Inc. announcing its financial results for the second quarter of fiscal year 2022, which ended January 31, 2022.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:     March 2, 2022                 COPART, INC.

By:	/s/ John North
John North
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release, dated February 16, 2022 of Copart, Inc. announcing its financial results for the second quarter of fiscal year 2022, which ended January 31, 2022.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).